                                                                    EXHIBIT 23.3

                       CONSENT OF MILLER AND LENTS, LTD.


         We hereby consent to incorporation by reference in this registration statement on Form S-8 to the references to us under captions "Part I, Item 1 and
2. Business and Properties - Natural Gas and Oil Reserves" in the Annual Report on Form 10-K of The Houston Exploration Company for the year ended December 31, 1999.


                                            /s/ MILLER AND LENTS, LTD.




Houston, Texas
October 4, 2000